Exhibit 99.1

Company Presentation Fall 2024 empowering people with ai tools NASDAQ: AMST

FORWARD LOOKING STATEMENTS This presentation may contain “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. For such forward - looking statements, we claim the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995. As used below and throughout this presentation, the words “we”, “us” and “our” may refer to Amesite individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward - looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our dependence on third party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for and continued access to additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our Securities and Exchange Commission filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisions that apply to a given piece of information in one part of this presentation should be read as applying mutatis mutandis to every other instance of such information appearing herein. 2 © 2024 Amesite Inc. All Rights Reserved.

Table of Contents Meet Amesite Key Wins & Market Opportunity Revenue & Growth Technology & Pipeline Marketing, Sales & Onboarding People, Culture & Leadership Financials 3 © 2024 Amesite Inc. All Rights Reserved.

amesite

empowering people with ai tools

Amesite Inc. (Nasdaq: AMST) develops and markets of B2C and B2B AI-driven solutions, including NurseMagic™ for healthcare, and Amesite Engage, offering professional learning through colleges.

HIGHER EDUCATION: PROFESSIONAL LEARNING PLATFORM

Turnkey, AI-supported professional training platform that enables higher ed to generate revenue.


Cedar Ridge
Community College
PROFESSIONAL LEARNING
POWERED BY
amesite



HEALTHCARE: NURSEMAGIC™ APP

Real-time support for wide range of healthcare professionals, reducing time in charting, assisting with technical answers and patient communication.




Hello!
How can I help you today?
search
Write Nursing Notes
Technical Advice
Navigate Job Challenges
Communicate

Download on the App Store

© 2024 Amesite Inc. All Rights Reserved. 4

PERFORMANCE WINS • Best in class AI tools – 1 st in EdTech to integrate ChatGPT SALES WINS • No - Fee Setup • 7 Deals with Colleges, Including One of Largest in Nation (announced Sept 2024) #1 Learner Completion: 96 - 98% Highest Trust among competitors in third - party evaluation $2.4 MI LL I ON in revenue since product launch CURRENT CUSTOMERS: 5 - YEAR DEALS Higher Ed Platform Wins 5 © 2024 Amesite Inc. All Rights Reserved.

© 2024 Amesite Inc. All Rights Reserved.

NurseMagic™ App Wins

B2C WINS


YOU WITH NURSEMAGIC
91%
AVERAGE CLINICAL SCORE ON THE UNITED STATES MEDICAL LICENSING® EXAM*

50 States &
6 Countries
within only eight (8) weeks of public launch

830%
User growth month on month from June to July 2024

27%
increase in users following most recent influencer engagement

B2B WINS

5
Secured Pilots with Healthcare Companies

30K
Employees Collectively Across the 5 Companies

41
States represented in pilot program

100%
of pilot participants anticipate improved patient care & reduced costs

RANGE OF USER PROFESSIONS ON NURSEMAGIC™

Healthcare Executives & Managers • CMPs • CNSs • NPs • RNs • Pediatric RNs • PTs • OTs • LVNs/LPNs • CNAs • NAs • Home Care Nurses • HHAs • PSSs

© 2024 Amesite Inc. All Rights Reserved.
7

Enormous Market Pains Addressed by NurseMagic™

WIDE RANGE OF CARE MODALITIES NEED SUPPORT

- Skilled Nursing
- Assisted Living
- Memory Care
- Residential
- Continuing Care Retirement Communities
- Home Health
- Rehabilitation Centers

STRESS AND LACK OF SUPPORT LEAD TO LABOR SHORTAGES

26k skilled nursing and home health care facilities in the U.S.

5.2M U.S. RNs

3.9M U.S. home health workers

~80% of home health care workers leave their jobs within 100 days

ON THE JOB SUPPORT is desired by majority of workers to prevent burnout

LACK OF SUPPORT MEANS REDUCED ABILITY TO PROVIDE CARE & LOST REVENUE

25% of referred home care patients are ***turned away*** due to staffing shortages

16% of annual salary is the average cost of replacing a frontline employee

https://academic.oup.com/gerontologist/article/59/6/1055/5075539?login=false
https://homehealthcarenews.com/2024/07/home-cares-industry-wide-turnover-rate-reaches-nearly80/#:~:text=The%20report%20found%20that%20home.wide%20turnover%20rate%20is%2079.2%25.
https://www.hcaoa.org/uploads/1/3/3/0/133041104/workforce_report_and_call_to_action_final_03272023.pdf
https://www.statista.com/statistics/195317/number-of-medicare-skilled-nursing-facilities-in-the-us/
https://www.statista.com/statistics/195318/number-of-medicare-home-health-agencies-in-the-us/

© 2024 Amesite Inc. All Rights Reserved.
8

NurseMagic™ Enterprise – Smart, Tactical, No-Hassle Buy


Hello Jordan!
Welcome to the BrightPath Care Community on NurseMagic™!
Write Nursing Notes
Technical Advice
Medical Practice Explanations
Decode Medical Jargon
Communicate with Compassion

EASY TO PURCHASE & DEPLOY

loved by C-Level, Sales, Clinical and IT, compliance, rigor and ROI

Zero integrations needed to deploy to staff, with 24/7 support

100% deployable to any group of professionals, 24/7, using in-app onboarding

100% of features and models can be customized to paying customers

CLEAR & COMPELLING ROI

improved patient care with enhanced communication & technical support – reducing audit risk and loss of clients

15X expected ROI, with ~30% increase in efficiency for ~2% of wages

$2600 additional, minimum savings achieved per retained employee - by reducing burnout and increasing on-the-job support with NurseMagic™

SIGNIFICANT QUARTER ON QUARTER GROWTH ANTICIPATED WITH ENTERPRISE NURSEMAGIC™ SALES

© 2024 Amesite Inc. All Rights Reserved.
9

Flexible, adaptable infrastructure supports multiple products. Amesite Engage Amesite Cloud Amesite B2C Apps App APIs Data NurseMagic OTHER APPS APPS AMESITE ENGAGE Technology and Pipeline © 2024 Amesite Inc. All Rights Reserved. 10

NurseMagic™ Product & Technology Wins


Hello!
How can I help you today?
Find a tool
search
All
Nurse Notes
Patient Care
Write Nursing Notes
Technical Advice
Navigate Job Challenges
Communicate with Compassion

REVIEWS

5 Star

★★★★★

Apple App store rating

Top 100 App

Charted as a **top-100** free medical app in the Apple App store within 4 weeks

ACCURACY

91%

Score that the technology powering NurseMagic™ achieves on the U.S. Medical License Exam*

93%

Score that NurseMagic™ achieves on model NCLEX (nursing boards) exam questions

MARKET FIT

1st Multifunctional, AI app created expressly for the **largest** professions in healthcare

14 Key features that improve **patient care, reduce costs,** and **drive revenue**

1000s of APIs that can be integrated to our tech stack

27 Professions using the app, from frontline to executive leadership in healthcare

***Data on Step 3 of the USMLE from:**
Nori, Harsha, Nicholas King, Scott Mayer McKinney, Dean Carignan, and Eric Horvitz. "Capabilities of gpt-4 on medical challenge problems." arXiv preprint arXiv:2303.13375 (2023).

© 2024 Amesite Inc. All Rights Reserved.
11

Continuous Improvement of NurseMagic™ Technology



Communicate with Compassion
Ex: Mix up with pt medication, doctor delegated comms to me - what do i say?
pt is not compliant with meds, obviou from remaining pills in bottle. need to explain that bp will not drop without metoprolol?
GENERATE
IMPORTANT: BE SURE TO FOLLOW YOUR ORGANIZATION'S PROTOCOLS IN ALL COMMUNICATIONS WITH PATIENTS AND FAMILIES.
Write Nursing Notes
Tell us a little about the note you need to write.
pt reports 3d of shortness of breath and chest pain. chest pain sharp and runs down left arm. also feeling dizzy and fatigued. pt vitals bp 160/95, hr 115, RR 26, o2 93
Admission
SOAP
GET MY NOTE

20+

Proprietary models routinely trained to assure top performance

>1B lines

Projected Training data, Year One of NurseMagic™ public release

5

Feature upgrades per week, on average

>100

APIs integrated including connections to government databases, authentication services, payment gateways, LMSs, and AI-powered tools.

© 2024 Amesite Inc. All Rights Reserved.
12

NurseMagic™ Brand Wins


nursemagicai
Original audio
You are the world's top caregivers
NurseMagic
LATEST INSIGHTS
PREVENTING BURNOUT
Self-Care Tips for Home Health Nurses

5 SOCIAL CHANNELS

5 BLOGS / WK

125 SOCIAL POSTS / WK

22.7K FOLLOWERS

INFLUENCERS DRIVE AWARENESS

947K FOLLOWERS
Nurse Paige
@paigeslayton_


NurseMagic
154.8K

41% INCREASE IN USERS

510K FOLLOWERS
Nurse Hailey
@rnnewgrads


NurseMagic
WAS A LITTLE GUIDANCE
43.9K

56% INCREASE IN USERS

1.3M FOLLOWERS
Nurse Tara
@officialtiktoknurse


school nurse
what is that called?!
25.8K

11% INCREASE IN USERS

533K FOLLOWERS
Nurse Cynesse
@thatnursecyn


26.3K

653% INCREASE IN USERS

© 2024 Amesite Inc. All Rights Reserved.
13

Development, Deployment & Scale of NurseMagic TM April 24, 2024 NurseMagic Beta Launch June 12, 2024 1,200 Users – 1w Of public launch June 25, 2024 Launch of NurseNotes by popular demand June 5, 2024 NurseMagic Public Launch July 9, 2024 NurseMagic Achieves 93% on model NCLEX July 29, 2024 Adoption in 50 states 6 countries September 12, 2024 Amesite launches 5 enterprise pilot programs; participants employ 30k across 41 states © 2024 Amesite Inc. All Rights Reserved. 14

NurseMagic™ User Onboarding Is Simple & Scalable

1 See it on social



NurseMagic
▷ 154.8K
NurseMagic
WAS A LITTLE GUIDANCE
▷ 43.9K
school nurse
what is that called?!
▷ 25.8K
▷ 26.3K

2 Sign up



Join For Free!
First Name
Last Name
Email
Password
Confirm Password
SIGN UP

3 Use it for FREE



Hello!
How can I help you today?
Find a tool
search
All
Nurse Notes
Patient Care
Write Nursing Notes
Technical Advice
Navigate Job Challenges
Communicate with Compassion

USERS GET FREE APP WITH LIMITED USAGE. DATA COLLECTION ENABLES ANALYSIS OF USER FEATURE NEEDS AND USAGE INTENSITY.

© 2024 Amesite Inc. All Rights Reserved.
15

NurseMagic™ Enterprise Solutions Deploy Easily

1. Pilots assess needs & benefits.
2. Enterprise customers receive customized solutions.
3. Customer manages app access.


NurseMagic™
WELCOME TO NURSEMAGIC
BrightPath Care has invited you to join NurseMagic!
SIGN UP FOR NURSEMAGIC


Hello Jordan!
Welcome to the BrightPath Care Community on NurseMagic™!
Write Nursing Notes
Technical Advice
Medical Practice Explanations
Decode Medical Jargon
Communicate with Compassion


Admin
Add / Delete Users
Check User Status

PAYING CUSTOMERS GET GREATER INTENSITY OF USAGE AND MANAGE THEIR USERS EASILY WITH ON-APP ADMINISTRATION.

© 2024 Amesite Inc. All Rights Reserved.
16

College Platform Is Turnkey and Runs Efficiently

1. **Customer onboarding – with content and instructors available.**


amesite
Global Learning Program Guide
AI-powered engagement.
Globally launchable programs.
DISCLAIMER

2. **Users enrolled by college or via website.**


Cedar Ridge Community College
Home
Cart
Checkout
eCommerce
Industry 4.0
$749.00
Sign up now
Smart Mobility
$749.00
Sign up now
Technology
$749.00
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3. **Customer manages programs with flexible, self-customized reporting.**


Cedar Ridge Community College
Dashboard
Grade Overview
Home
Dashboard
Courses
Profile
Help
Log Out
Analytics
91%
74%
87%

SYSTEMS ARE TURNKEY AND SCALABLE.
INCREMENTAL COSTS OF DELIVERY ARE LOW WITH SELF-CUSTOMIZATION.

© 2024 Amesite Inc. All Rights Reserved.
17

Team Experience and Award-Winning Culture

ENGINEERING

49y of collective experience

full stack coding • software engineering • software & cloud architecture • product engineering • cybersecurity • US & global compliance • data science • AI system design • natural language processing • optimization and performance tuning • app development • computational modeling • statistical data analysis

MARKETING

8y of collective experience

digital marketing • lead generation • paid advertising • social media • influencer relations • content creation • brand management • SEM • SEO • public relations • data analytics

SALES

22y of collective experience

U.S. and global enterprise sales • higher education sales • enterprise sales • nonprofit sales • healthcare sales • financial services sales

FINANCE

40y of collective experience

Big 4 accounting • auditor • insurance specialist & manager (multiple fields) • financial forensics • M&A specialist • corporate financial advising

19 EARNED WORKPLACE EXCELLENCE AWARDS
8 OF THEM NATIONAL

© 2024 Amesite Inc. All Rights Reserved.
18

Leadership & Board



Dr. Ann Marie Sastry

Founder, Chair & CEO

- Former CEO and co-Founder of Sakti3 (acquired by Dyson in 2015 for $90M)
- Recognized by President Obama at the White House in 2015 for her technology entrepreneurship
- Featured in *WSJ*, *Fortune*, *Forbes*, *The Economist*, *USA Today*, *The New York Times*; cover of *Inc.*
- Arthur F. Thurnau Professor (UM's highest teaching honor) at the University of Michigan, 17 years
- >100 publications and 100 patents and filings. >100 invited lectures and seminars globally (NIH, NSF, NAE, MIT, Stanford, UC Berkeley, Oxford, Cambridge, etc.)
- Boards of the International Council on Clean Transportation (ICCT), Alpha House Family Homeless Shelter, Laidlaw & Company
- PhD and MS degrees from Cornell University, BS from the University of Delaware, Mech Engineering



Anthony Barkett, J.D.



Barbie Brewer



J. Michael Losh



Gilbert S. Omenn, MD, Ph.D.



Richard Ogawa, J.D.



George Parmer

FINANCE

TECH & IP

PEOPLE & GROWTH

© 2024 Amesite Inc. All Rights Reserved.
19

Financial Position

As of 10-Q May 10, 2024

$3M
Cash On Hand

$0
Debt

10.5
Months of burn on hand, assuming no new revenue (conservative).

$248K*
Monthly Burn

$2.4M
Total Contract Value Since Inception

Building Revenue:

- B2C NurseMagic™ Gaining Traction
- B2B NurseMagic™ Sales Outlook Promising
- B2B Amesite Engage Platform Is Complete, Scalable & Turnkey
- **7 New Deals Announced across the US since offering no set-up fee**
- Good Liquidity
- Zero Debt

** Does not include fundraising or commissions on fundraising*

© 2024 Amesite Inc. All Rights Reserved.
20

Cost Reductions Enabled by Best-in-Class Infrastructure



ANNUAL OPERATING EXPENSES
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
$9,754,000
48%
$5,070,000
FY2022
FY2023

ANTICIPATE SAVINGS IN OUR ENGINEERING, SALES & MARKETING, AND INSURANCE COSTS IN FY2024 BASED ON RESULTS REPORTED THROUGH MARCH 31, 2024.

© 2024 Amesite Inc. All Rights Reserved.

21

AMESITE INVESTMENT HIGHLIGHTS

Rapid Increase in Revenue Anticipated with B2B App Sales in Large & Hungry Health Care Market

NurseMagic™ App Seeing Rapid Adoption, both B2C and B2B


ON-LINE LEARNING
SKILL-SUPPORTING SOFTWARE

CNBC Squawk Box

Targeting High Margins with Lean Operations – 50% reduction in SG&A in last FY

7 New Deals Announced in Higher Ed platform since Business Pivot to No Setup Fee Deal

Proven AI-Powered Higher Ed Platform That Runs Turnkey

No Corporate Debt & Good Liquidity



Newsy Tonight

Featured in Fox Business News, Yahoo!Finance, CNBC, Bloomberg, Forbes, Business Insider, and other publications

© 2024 Amesite Inc. All Rights Reserved.
22

23 F O L L O W O U R P R O G R E S S F O R R E S O U R C E S F O R I N V E S T M E N T © 2024 Amesite Inc. All Rights Reserved. THANK YOU